Crawford & Company Fourth Quarter and Full Year 2022 Earnings Conference Call CRD-A & CRD-B (NYSE)

2 Forward-Looking Statements and Additional Information Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and  other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's  present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not  undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any  interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the  risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the  Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, goodwill impairments, reserves on certain income tax assets, income taxes and net income or loss attributable to noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock  than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and  amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of  computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering  both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

(1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures Financial Highlights Full Year 2022 GAAP NON-GAAP¹ KEY METRICS¹ $1.2 BILLION Revenues before reimbursements  $(18.3) MILLION Net loss $96.3 MILLION Adjusted EBITDA 8.1% EBITDA margin $63.5 MILLION Operating earnings $27.6 MILLION Operating cash flow $0.70 EPS CRD-A EPS CRD-B $(0.37) EPS CRD-A EPS CRD-B 2.16x Leverage Ratio

Our roadmap to support margin improvement involves ensuring our top line success translates into expanded profitability to support our long-term growth strategy Evolving Crawford’s Strategy for Long-Term Growth Align pricing with the value we deliver Aggressively address low productivity pockets Optimize cost structure to current market dynamics Roll out new systems and improved processes for efficiency gains 4 3 1 2 QUALITY that sets the industry benchmark ORGANIC DIGITAL that simplifies EXPERTISE that is deep and eminent INORGANIC Long-term Growth Strategy ADJACENCIES Bolster presence in P&C ecosystem and deepen customer wallet share GEOGRAPHIES P&C market growth and claims outsourcing tailwinds SCALE Existing businesses to drive margin improvement Roadmap to Support Margin Improvement

We are committed to employing a disciplined approach to capital allocation Investing in long-term growth through Cap Ex and M&A  Debt Repayment Reduce leverage (Target below 2.0x EBITDA in 2023) Our Capital Allocation Strategy Acquire adjacent services to bolster presence in claims ecosystem Enhance technical capabilities by attracting top-tier adjusting talent globally Drive market share within fragmented independent loss adjusting market in the US Increase presence in rapidly growing P&C insurance markets with strong outsourced claims processing tailwinds Regular quarterly dividend of $0.06 per share  for CRD-A and CRD-B Our M&A Approach

Operational Overview

7

Impact Across Our Segments

Full Year 2022 Performance

North America Loss Adjusting

23% of total 2022 revenues

- FY 22 revenue growth of 12.7% over prior year, due to increased activity related to Hurricane Ian and Winter Storm Elliott in U.S., continued market recovery in Canada and the full-year impact of the 2021 edjuster acquisition
- Onboarded 45 adjusters in North America and over 100 globally in 2022, exceeding 2021 additions
- Operating margin expanded 90 bps over prior year

FY22 Revenues
$274.8M

FY22 OE[1]
$19.4M

Broadspire (US-only)

26% of total 2022 revenues

- FY 22 revenue growth of 4.2% over prior year, driven by increased economic activity, new and existing business growth along with favorable pricing
- Increased sales traction in alternative markets and data & analytical services
- Operating margin expanded 40 bps compared to prior year

FY22 Revenues
$313.6M

FY22 OE[1]
$27.0M

Platform Solutions (US-only)

21% of total 2022 revenues

- FY 22 revenue growth of 22.3% over prior year
- Strong profit contribution from CAT due to increased wallet share gains with top 5 carrier client and Praxis sales momentum
- Reduced contribution from Contractor Connection due to subdued daily claim frequency with improved trend in Q4 22

FY22 Revenues
$243.7M

FY22 OE[1]
$35.7M

International Operations

30% of total 2022 revenues

- FY 22 constant currency revenue growth of 8.5% over prior year. FX rates reduced revenue by $31.0 million.
- Strength in Australia as unprecedented flooding in Queensland and New South Wales continued to drive increased claims activity
- Margins continue to be pressured; one-time severance costs of $4.1 million to realign businesses in Q4 22

FY22 Revenues
$357.5M

FY22 OE[1]
$(13.3M)

Crawford

(1) "OE" refers to Operating Earnings

Net Promoter Score NPS remains at a healthy level of 45 Actively looking for opportunities to improve our score Added $35.6 million in new and enhanced business in Q4 2022 ($126.9 million added in FY 2022) New and Renewal Business Activity Retained 94% of our Broadspire business year to date Increasing market share with key carrier clients 8 Customer Excellence 45 NPS 94% a Retained Broadspire business New and enhanced business won $35.6M

Diversity, Equity and Inclusion Initiatives – Fundamental to How We Do Business Client Centricity Growth Mindset Inclusion and Diversity 45%  Women in LATAM Workforce 48%  Workforce belongs to Minority Groups (1) 30% LATAM Leaders are Women LATAM Diversity, Equity & Inclusion (1) Includes women, LGBTQ+, afro-descendants, and employees with disabilities. 89% of employees indicated they do not face any bias due to their personal identity. 97% of employees indicated they believed no matter how much they know, there is always something new to learn. This result is 34% above the survey norm. 89% of employees indicated their team and department constantly look for better ways to serve its customers.  86% of employees feel empowered to make the decisions needed to do their job. DEI Progress Example: Latin America 2022 LATAM Recognition for DEI Efforts DEI Committees created in Brazil, Chile & Colombia Partnerships with Women in Insurance ONG (Sou Segura) in Brazil Supported group of employees in Chile who were certified in labor inclusion LATAM: Favorable Pulse Survey Results

Financial Overview

(1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 11 Fourth Quarter 2022 Financial Summary Quarter Ended December 31, December 31, ($ in millions, except per share amounts) 2022 2021 % Change Revenues $322.2 $292.9 10% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $336.7 $292.9 15% Net (Loss) Income Attributable to Shareholders of Crawford & Company $(14.1) $1.7 nm Diluted (Loss) Earnings per Share CRD-A $(0.29) $0.03 nm CRD-B $(0.29) $0.03 nm Non-GAAP Diluted Earnings per Share (1) CRD-A $0.23 $0.07 229% CRD-B $0.23 $0.07 229% Adjusted Operating Earnings (1) $23.3 $9.1 157% Adjusted Operating Margin (1) 7.2% 3.1% 410bps Adjusted EBITDA (1) $30.8 $17.6 75% Adjusted EBITDA Margin (1) 9.6% 6.0% 360bps

North America Loss Adjusting Q4 Highlights Q4 revenue growth of 16.1% over prior year, due to increased activity related to Hurricane Ian and Winter Storm Elliott in the U.S. and continued market recovery in Canada and the inclusion of edjuster Operating Results  (Q4 2022 v. Q4 2021) Revenues of $77.7 million versus $66.9 million Constant dollar revenues of $79.5 million Gross profit of $16.6 million versus $11.6 million Gross profit margin of 21.4% versus 17.3% Operating earnings of $8.9 million versus $3.2 million Operating margin of 11.5% versus 4.8% Three months ended (in thousands, except percentages) December 31, 2022 December 31, 2021 Variance Revenues $77,720 $66,945 16.1% Direct expenses 61,092 55,367 10.3% Gross profit 16,628 11,578 43.6% Indirect expenses 7,705 8,367 (7.9%) Operating earnings $8,923 $3,211 177.9% Gross profit margin 21.4% 17.3% 4.1% Operating margin 11.5% 4.8% 6.7% Total cases received 69,473 67,633 2.7% Full time equivalent employees 2,119 1,958 8.2%

Broadspire Q4 Highlights Q4 revenue growth of 4.7% over prior year, driven by increased economic activity, new and existing business growth along with favorable pricing Increased sales traction in alternative markets and Data & Analytical services Operating Results  (Q4 2022 v. Q4 2021) Revenues of $78.6 million versus $75.1 million Gross profit of $17.9 million versus $14.9 million Gross profit margin of 22.8% versus 19.9% Operating earnings of $6.7 million versus $4.5 million Operating margin of 8.6% versus 6.0% Three months ended (in thousands, except percentages) December 31, 2022 December 31, 2021 Variance Revenues $78,615 $75,053 4.7% Direct expenses 60,726 60,127 1.0% Gross profit 17,889 14,926 19.9% Indirect expenses 11,167 10,386 7.5% Operating earnings $6,722 $4,540 48.1% Gross profit margin 22.8% 19.9% 2.9% Operating margin 8.6% 6.0% 2.6% Total cases received 126,390 119,813 5.5% Full time equivalent employees 2,594 2,359 10.0%

Platform Solutions Q4 Highlights Q4 revenue growth of 23.7% over prior year, bolstered by strength in Networks Saw strong contribution from CAT related to increased wallet share gains with top 5 carrier client and Praxis sales momentum Margin expansion from operating leverage Operating Results  (Q4 2022 v. Q4 2021) Revenues of $77.4 million versus $62.6 million Gross profit of $18.3 million versus $13.3 million Gross profit margin of 23.6% versus 21.3% Operating earnings of $13.0 million versus $9.2 million Operating margin of 16.8% versus 14.7% Three months ended (in thousands, except percentages) December 31, 2022 December 31, 2021 Variance Revenues $77,449 $62,611 23.7% Direct expenses 59,141 49,300 20.0% Gross profit 18,308 13,311 37.5% Indirect expenses 5,276 4,096 28.8% Operating earnings $13,032 $9,215 41.4% Gross profit margin 23.6% 21.3% 2.3% Operating margin 16.8% 14.7% 2.1% Total cases received 101,547 117,681 (13.7%) Full time equivalent employees 1,569 1,435 9.3%

International Operations Q4 Highlights Q4 revenue growth of 0.1% from prior year or 14.6% on a constant dollar basis  Strength in Australia as unprecedented flooding in Queensland and New South Wales continued to drive increased claims activity Margins continue to be pressured; one-time severance costs of $4.1 million to realign businesses in Q4 Operating Results  (Q4 2022 v. Q4 2021) Revenues of $88.4 million versus $88.3 million Constant dollar revenues of $101.2 million Gross profit of $8.8 million versus $11.1 million Gross profit margin of 9.9% versus 12.6% Operating loss of $(5.6) million versus earnings of $1.5 million Operating margin of (6.4)% versus 1.7% Three months ended (in thousands, except percentages) December 31, 2022 December 31, 2021 Variance Revenues $88,404 $88,285 0.1% Direct expenses 79,617 77, 139 3.2% Gross profit 8,787 11,146 (21.2%) Indirect expenses 14,433 9,627 49.9% Operating (loss) earnings $(5,646) $1,519 (471.7%) Gross profit margin 9.9% 12.6% (2.7%) Operating margin (6.4%) 1.7% (8.1%) Total cases received 128,449 111,176 15.5% Full time equivalent employees 3,785 3,560 6.3%

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate credits of $0.3 million in 2022 compared to costs of $9.4 million in the prior year period Primary components of this variance were a $3.6 million reduction in incentive compensation and a $6.1 million reduction in professional fees and other unallocated expenses Reserves on Certain Income Tax Assets During the 2022 fourth quarter, the Company recognized an $11.8 million income tax reserve, or $0.24 per share, primarily related to previously benefitted tax losses in certain international jurisdictions These tax attributes currently do not expire and are available for future use depending on the profitability of those jurisdictions Income Tax Impact of the Third Quarter Goodwill Impairment Income tax benefit from the goodwill impairment in the third quarter was normalized through the effective tax rate during the fourth quarter of 2022 Decreased income tax benefit by $12.4 million, or $0.25 per share, during the fourth quarter Contingent Earnout Adjustment Recognized a pretax contingent earnout benefit totaling approximately $0.3 million in the 2022 fourth quarter. For the year this was a $2.9 million expense. Based on changes to projections of certain acquired entities Share Repurchases There were no shares repurchased in the 2022 fourth quarter Repurchased 2,656,474  shares of CRD-A and 963,472  shares of CRD-B at an average cost per share of $7.41 and $7.32, respectively, during 2022 Total cost of share repurchases during 2022 was $26.7 million

(1) See Appendix for non-GAAP explanation and reconciliation Balance Sheet Highlights Unaudited ($ in thousands) December 31,  2022 December 31, 2019 December 31,  2021 December 31, 2018 Change Change Cash and cash equivalents $ 46,007 $ 53,228 $ (7,221) Accounts receivable, net 141,106 134,458 6,648 Unbilled revenues, net 126,274 118,722 7,552      Total receivables 267,380 253,180 14,200 Goodwill 76,622 116,526 (39,904) Intangible assets arising from business acquisitions, net 88,039 97,571 (9,532) Deferred revenues 54,019 55,905 (1,886) Pension liabilities 25,914 17,892 8,022 Short-term borrowings and current portion of finance leases 27,048 10,704 16,344 Long-term debt, less current portion 211,810 164,315 47,495      Total debt 238,858 175,019 63,839 Total stockholders' equity attributable to Crawford & Company 124,543 211,965 (87,422) Net debt (1) 192,851 121,791 71,060

18 Net Debt and Pension Liability $192.9 million $25.9 million Net debt at $192.9 million Pension liability at $25.9 million $106.4 million $105.2 million Leverage Ratio of 2.16x EBITDA at end of Q4 2022 Funded Ratio of US pension plan is 92.1% at end of Q4 2022

(1) See Appendix for non-GAAP explanation and reconciliation Operating And Free Cash Flow For the years ended December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Change Change Net (Loss) Income Attributable to Shareholders of Crawford & Company $ (18,305) $ 30,692 $ (48,997) Depreciation and Other Non-Cash Operating Items 48,191 44,625 3,566 Goodwill Impairment 36,808 — 36,808 (Gain) Loss on Disposals of Property and Equipment, net (1,490) 104 (1,594) Contingent Earnout Adjustments 2,921 — 2,921 Billed Receivables Change (15,537) (5,475) (10,062) Unbilled Receivables Change (19,319) (9,979) (9,340) Change in Accrued Compensation, 401K, and Other Payroll (3,916) 11,589 (15,505) Change in Accrued and Prepaid Income Taxes (7,444) (7,232) (212) Other Working Capital Changes 6,364 (285) 6,649 U.S. and U.K. Pension Contributions (639) (9,718) 9,079 Cash Flows from Operating Activities 27,634 54,321 (26,687) Property & Equipment Purchases, net (6,838) (9,225) 2,387 Capitalized Software (internal and external costs) (27,761) (21,729) (6,032) Free Cash Flow(1) $ (6,965) $ 23,367 $ (30,332)

20 10,000+ 50,000+ 70 $18B+ employees Field Resources countries claims managed annually Crawford & Company The world’s largest publicly listed independent provider of global claims management and outsourcing solutions. 20

Appendix: Non-GAAP Financial Information 21

Appendix: Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, goodwill impairments, reserves on certain income tax assets, income taxes and net income or loss attributable to noncontrolling interests.

Appendix: Non-GAAP Financial Information (cont.) Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, contingent earnout adjustments, goodwill impairments, reserves on certain income tax assets, income taxes and stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of customer-relationship intangible assets and contingent earnout adjustments, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations.

Total Revenues Before Reimbursements by Major Currency The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business:   Three Months Ended   (in thousands) December 31, 2022   December 31, 2021   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 210,615 65.4% $ 182,115 62.2%   U.K. GBP 28,977 9.0% 32,153 11.0%   Canada CAD 23,169 7.2% 22,493 7.7%   Australia AUD 24,898 7.7% 21,166 7.2%   Europe EUR 12,474 3.9% 13,133 4.5%   Rest of World Various 22,055 6.8%   21,834 7.4%   Total Revenues, before reimbursements $ 322,188 100.0% $ 292,894 100.0%

Reconciliation of Non-GAAP Items Revenues, Costs of Services Provided, and Operating Earnings Quarter Ended Quarter Ended Quarter Ended Quarter Ended December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Revenues Before Reimbursements Total Revenues $ 333,369 $ 302,969 Reimbursements (11,181) (10,075) Revenues Before Reimbursements 322,188 292,894 Costs of Services Provided, Before Reimbursements Total Costs of Services 249,361 230,931 Reimbursements (11,181) (10,075) Costs of Services Provided, Before Reimbursements $ 238,180 $ 220,856 Quarter Ended Quarter Ended Quarter Ended Quarter Ended December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Operating Earnings: North America Loss Adjusting $ 8,923 $ 3,211 International Operations (5,646) 1,519 Broadspire 6,722 4,540 Platform Solutions 13,032 9,215 Unallocated corporate and shared costs and credits, net 273 (9,425) Consolidated Operating Earnings 23,304 9,060 (Deduct) Add: Net corporate interest expense (4,110) (2,116) Stock option expense (70) (353) Amortization expense (2,052) (2,603) Contingent earnout adjustments 325 — Reserves on certain income tax assets (11,767) — Income tax provision (19,903) (2,389) Net loss attributable to noncontrolling interests 186 54 Net (Loss) Income Attributable to Shareholders of Crawford & Company $ (14,087) $ 1,653

Reconciliation of Non-GAAP Items Revenues, Costs of Services Provided, and Operating Earnings Year Ended Quarter Ended Year Ended Quarter Ended December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Revenues Before Reimbursements Total Revenues $ 1,231,226 $ 1,139,231 Reimbursements (41,744) (37,199) Revenues Before Reimbursements 1,189,482 1,102,032 Costs of Services Provided, Before Reimbursements Total Costs of Services 924,872 847,430 Reimbursements (41,744) (37,199) Costs of Services Provided, Before Reimbursements $ 883,128 $ 810,231 Year Ended Quarter Ended Year Ended Quarter Ended December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Operating Earnings: North America Loss Adjusting $ 19,431 $ 15,015 International Operations (13,269) 4,918 Broadspire 27,021 24,783 Platform Solutions 35,746 32,048 Unallocated corporate and shared costs and credits, net (5,459) (14,259) Consolidated Operating Earnings 63,470 62,505 (Deduct) Add: Net corporate interest expense (10,311) (6,559) Stock option expense (548) (1,053) Amortization expense (7,836) (11,029) Goodwill impairment (36,808) — Contingent earnout adjustments (2,921) — Reserves on certain income tax assets (11,767) — Income tax provision (11,811) (13,316) Net loss attributable to noncontrolling interests 227 144 Net (Loss) Income Attributable to Shareholders of Crawford & Company $ (18,305) $ 30,692

Reconciliation of Non-GAAP Items (cont.) Adjusted EBITDA ) Quarter Ended Quarter Ended December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Net (loss) income attributable to shareholders of Crawford & Company $ (14,087) $ 1,653 Add: Depreciation and amortization 8,719 9,408 Stock-based compensation 705 2,021 Net corporate interest expense 4,110 2,116 Contingent earnout adjustments (325) — Reserves on certain income tax assets 11,767 — Income tax provision 19,903 2,389 Adjusted EBITDA $ 30,792 $ 17,587 ) Year Ended Quarter Ended December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Net (loss) income attributable to shareholders of Crawford & Company $ (18,305) $ 30,692 Add: Depreciation and amortization 36,098 40,176 Stock-based compensation 4,923 7,585 Net corporate interest expense 10,311 6,559 Goodwill impairment 36,808 — Contingent earnout adjustments 2,921 — Reserves on certain income tax assets 11,767 — Income tax provision 11,811 13,316 Adjusted EBITDA $ 96,334 $ 98,328

Reconciliation of Non-GAAP Items (cont.) Net Debt December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Net Debt Short-term borrowings $ 26,966 $ 10,616 Current installments of finance leases and other obligations 82 88 Long-term debt and finance leases, less current installments 211,810 164,315 Total debt 238,858 175,019 Less: Cash and cash equivalents 46,007 53,228 Net debt $ 192,851 $ 121,791

Reconciliation of Non-GAAP Items (cont.) Segment Gross Profit Three months ended Three months ended ($ in thousands) December 31, 2022 December 31, 2019 December 31, 2021 December 31, 2018 Segment gross profit: North America Loss Adjusting $ 16,628 $ 11,578 International Operations 8,787 11,146 Broadspire 17,889 14,926 Platform Solutions 18,308 13,311 Segment gross profit 61,612 50,961 Segment indirect costs: North America Loss Adjusting (7,705) (8,367) International Operations (14,433) (9,627) Broadspire (11,167) (10,386) Platform Solutions (5,276) (4,096) Unallocated corporate and shared costs, net 273 (9,425) Consolidated operating earnings 23,304 9,060 Net corporate interest expense (4,110) (2,116) Stock option expense (70) (353) Amortization expense (2,052) (2,603) Contingent earnout adjustments 325 — Reserves on certain income tax assets (11,767) — Income tax provision (19,903) (2,389) Net loss attributable to noncontrolling interests 186 54 Net (loss) income attributable to shareholders of Crawford & Company $ (14,087) $ 1,653

Reconciliation of Fourth Quarter Non-GAAP Results Three Months Ended December 31, 2022 Unaudited ($ in thousands) Pretax Earnings Pretax (Loss) Earnings Net (Loss) Income Attributable to Crawford & Company(1) Net (Loss) Income Attributable to Crawford & Company Diluted (Loss) Earnings per CRD-A Share(1) Diluted (Loss) Earnings per CRD-A Share Diluted(Loss) Earnings per CRD-B Share(1) Diluted (Loss) Earnings per CRD-B Share GAAP $ 17,397 $ (14,087) $ (0.29) $ (0.29) Adjustments: Amortization of intangible assets 2,052 1,539 0.03 0.03 Income tax impact of third quarter goodwill impairment — 12,392 0.25 0.25 Contingent earnout adjustments (325) (241) — — Reserves on certain income tax assets — 11,767 0.24 0.24 Non-GAAP Adjusted $ 19,124 $ 11,370 $ 0.23 $ 0.23 Three Months Ended December 31, 2021 Unaudited ($ in thousands) Pretax Earnings Pretax Earnings Net Income Attributable to Crawford & Company Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted Earnings per CRD-B Share GAAP $ 3,988 $ 1,653 $ 0.03 $ 0.03 Adjustments: Amortization of intangible assets 2,603 1,952 0.04 0.04 Non-GAAP Adjusted $ 6,591 $ 3,605 $ 0.07 $ 0.07 (1) Sum of reconciling items may differ from total due to rounding of individual components

Reconciliation of Full-Year Non-GAAP Results Year Ended December 31, 2022 Unaudited ($ in thousands) Pretax Earnings Pretax (Loss) Earnings Net (Loss) Income Attributable to Crawford & Company Net (Loss) Income Attributable to Crawford & Company Diluted (Loss) Earnings per CRD-A Share Diluted (Loss) Earnings per CRD-A Share Diluted(Loss) Earnings per CRD-B Share Diluted (Loss) Earnings per CRD-B Share GAAP $ 5,046 $ (18,305) $ (0.37) $ (0.37) Adjustments: Amortization of intangible assets 7,836 5,877 0.12 0.12 Goodwill impairment 36,808 33,300 0.67 0.67 Contingent earnout adjustments 2,921 2,163 0.04 0.04 Reserves on certain income tax assets — 11,767 0.24 0.24 Non-GAAP Adjusted $ 52,611 $ 34,802 $ 0.70 $ 0.70 Year Ended December 31, 2021 Unaudited ($ in thousands) Pretax Earnings Pretax Earnings Net Income Attributable to Crawford & Company Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted Earnings per CRD-B Share GAAP $ 43,864 $ 30,692 $ 0.57 $ 0.57 Adjustments: Amortization of intangible assets 11,029 8,272 0.15 0.15 Non-GAAP Adjusted $ 54,893 $ 38,964 $ 0.72 $ 0.72